As filed with the Securities and Exchange Commission on February 22, 2005

Registration No. 333-121946

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

American Superconductor Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	04-2959321
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Two Technology Drive

Westborough, Massachusetts 01581-1727

(508) 836-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Gregory J. Yurek

Chairman and Chief Executive Officer

American Superconductor Corporation

Two Technology Drive

Westborough, Massachusetts 01581-1727

(508) 836-4200

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Patrick J. Rondeau, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 Telephone: (617) 526-6000 Telecopy: (617) 526-5000	William C. Rogers, Esq. Choate, Hall & Stewart LLP Exchange Place, 53 State Street Boston, Massachusetts 02109 Telephone: (617) 248-5000 Telecopy: (617) 248-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date hereof.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

American Superconductor Corporation is filing this Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-121946) for the purpose of filing Exhibit 1.1 to the Registration Statement. This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 14, 15 and 17 of Part II have not been included herein.

Item 16.	Exhibits.

The following exhibits are filed with this registration statement.

Exhibit Number	Description

1.1	Form of Underwriting Agreement

4.1a	Restated Certificate of Incorporation of the registrant (1)

4.1b	Certificate of Amendment of Restated Certificate of Incorporation of the registrant (2)

4.2	Amended and Restated By-Laws of the registrant (3)

4.3	Form of common stock certificate (4)

4.4	Rights Agreement dated as of October 30, 1998 between the registrant and American Stock Transfer & Trust Company, as Rights Agent (5)

4.5	Amendment No. 1 to Rights Agreement dated as of January 29, 1999 between the registrant and American Stock Transfer & Trust Company, as Rights Agent (6)

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP*

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in the opinion filed as Exhibit 5.1)*

23.2	Consent of PricewaterhouseCoopers LLP*

24.1	Powers of Attorney*

(1)	Incorporated by reference to Exhibits to the registrant’s Registration Statement on Form S-3, as amended (File No. 333-95261).
(2)	Incorporated by reference to Exhibits to the registrant’s Quarterly Report of Form 10-Q filed with the Commission on August 9, 2004 (Commission File No. 000-19672).
(3)	Incorporated by reference to Exhibits to the registrant’s Quarterly Report on Form 10-Q filed with the Commission on November 14, 2000 (Commission File No. 000-19672).
(4)	Incorporated by reference to Exhibits to the registrant’s Registration Statement on Form S-1, as amended (File No. 33-43647).
(5)	Incorporated by reference to Exhibit to the registrant’s Registration Statement on Form 8-A filed with the Commission on November 2, 1998 (Commission File No. 000-19672).
(6)	Incorporated by reference to Exhibit to the registrant’s Registration Statement on Form 8-A/A filed with the Commission on March 12, 1999 (Commission File No. 000-19672).
*	Previously filed.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused Amendment No. 2 to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Westborough, Commonwealth of Massachusetts, on the 22nd day of February, 2005.

AMERICAN SUPERCONDUCTOR CORPORATION

By:	/S/ GREGORY J. YUREK
Gregory J. Yurek Chairman of the Board and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ GREGORY J. YUREK Gregory J. Yurek	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	February 22, 2005

/S/ KEVIN M. BISSON Kevin M. Bisson	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	February 22, 2005

/S/ THOMAS M. ROSA Thomas M. Rosa	Vice President of Finance and Accounting (Principal Accounting Officer)	February 22, 2005

* Albert J. Baciocco, Jr.	Director	February 22, 2005

* Vikram S. Budhraja	Director	February 22, 2005

* Peter O. Crisp	Director	February 22, 2005

* Richard Drouin	Director	February 22, 2005

* Andrew G.C. Sage, II	Director	February 22, 2005

* John B. Vander Sande	Director	February 22, 2005

*By:	/S/ KEVIN M. BISSON
Kevin M. Bisson Attorney-in-Fact

II-2

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement

4.1a	Restated Certificate of Incorporation of the registrant, as amended (1)

4.1b	Certificate of Amendment of Restated Certificate of Incorporation of the registrant (2)

4.2	Amended and Restated By-Laws of the registrant (3)

4.3	Form of common stock certificate (4)

4.4	Rights Agreement dated as of October 30, 1998 between the registrant and American Stock Transfer & Trust Company, as Rights Agent (5)

4.5	Amendment No. 1 to Rights Agreement dated as of January 29, 1999 between the registrant and American Stock Transfer & Trust Company, as Rights Agent (6)

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP*

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in the opinion filed as Exhibit 5.1)*

23.2	Consent of PricewaterhouseCoopers LLP*

24.1	Powers of Attorney*

(1)	Incorporated by reference to Exhibits to the registrant’s Registration Statement on Form S-3, as amended (File No. 333-95261).

(2)	Incorporated by reference to Exhibits to the registrant’s Quarterly Report on Form 10-Q filed with the Commission on August 9, 2004 (Commission File No. 000-19672).

(3)	Incorporated by reference to Exhibits to the registrant’s Quarterly Report on Form 10-Q filed with the Commission on November 14, 2000 (Commission File No. 000-19672).

(4)	Incorporated by reference to Exhibits to the registrant’s Registration Statement on Form S-1, as amended (File No. 33-43647).

(5)	Incorporated by reference to Exhibit to the registrant’s Registration Statement on Form 8-A filed with the Commission on November 2, 1998 (Commission File No. 000-19672).

(6)	Incorporated by reference to Exhibit to the registrant’s Registration Statement on Form 8-A/A filed with the Commission on March 12, 1999 (Commission File No. 000-19672).

*	Previously filed.